SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: November 14, 2005

(Date of Earliest Event Reported)

AMERICAN REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-15663	75-2847135
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1800 Valley View Lane, Suite 300

Dallas, Texas 75234

(Address of principal executive offices)

469-522-4200

(Registrant= s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

G Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

G Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

G Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

G Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 B Financial Information

Item 2.02. Results of Operations and Financial Condition

On November 14, 2005, American Realty Investors, Inc. ("ARL"@ or the "Company") announced its operational results for the quarter ended September 30, 2005. A copy of the announcement is attached as Exhibit "99.1."

The information furnished pursuant to Item 2.02 in this Form 8-K, including Exhibit "99.1" attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly-update or revise the information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

Section 9 B Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished with this Report:

Exhibit Designation	Description of Exhibit
99.1*	Press Release dated November 14, 2005
_____________________ *Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
AMERICAN REALTY INVESTORS, INC.

Date:	November 14, 2005	By:	/s/ Steven A. Abney
Steven A. Abney
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer and
Acting Principal Executive Officer)